UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 31, 2006


                        PREMIER ENTERTAINMENT BILOXI LLC
                                       and
                          PREMIER FINANCE BILOXI CORP.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


       333-114339                                    20-0495680/20-0495563
(Commission File Number)                       (IRS Employer Identification No.)


          777 Beach Boulevard
               Biloxi, MS                                        39530
(Address of Principal Executive Offices)                      (Zip Code)


                                  (228)374-7625
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 -  OTHER EVENTS

ITEM 8.01.  OTHER EVENTS.

On May 31, 2006, Premier Entertainment Biloxi LLC, d/b/a Hard Rock Hotel & Casino Biloxi, agreed in principle to settle a portion of its second excess layer of insurance coverage claims arising from Hurricane Katrina-related damages. In the settlement, the Company will receive $38.3 million for $45.0 million aggregate face value of insurance policies issued by RSUI Indemnity Corporation, Homeland Insurance Company of New York, Clarendon American Insurance Company and Great American E & S Insurance Company. This settlement is subject to approval of the Indenture Trustee of the Company's outstanding 10-3/4% First Mortgage Notes due 2012. Settlement of these claims will result in dismissal of the Company's pending litigation against these insurers.

To date, the Company has reached settlements totaling $159.8 million under its comprehensive blanket insurance policies. Only $14.0 million face value of insurance policies issued by James River Insurance Company remains unsettled and is currently in litigation.

In addition, the Indenture Trustee has approved the previously announced $66.1 million settlement of $72.1 million aggregate face value of the second excess layer of coverage under insurance policies issued by Underwriters Lloyd and Swiss Re International. Under the terms of that settlement, these proceeds, together with $4.0 million of proceeds related to a portion of coverage in the first excess layer issued by Swiss Re International, are expected to be deposited into restricted accounts held by the Indenture Trustee on or about June 30 2006.

The Company is the owner of the Hard Rock Hotel and Casino Biloxi located in Biloxi, Mississippi, which was severely damaged prior to opening by Hurricane Katrina.






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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 6, 2006

                                    PREMIER ENTERTAINMENT BILOXI LLC
                                    PREMIER FINANCE BILOXI CORP.

                                    /s/ Todd J. Raziano
                                    ---------------------------------------
                                    Name: Todd J. Raziano
                                    Title: Senior Vice President and
                                           Chief Financial Officer

















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